SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

OGE ENERGY CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)Amount Previously Paid:
(2)Form, Schedule or Registration Statement No.:
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(4)Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 21, 2020.

Meeting Information
OGE ENERGY CORP.	Meeting Type: Annual Meeting
For holders as of: March 23, 2020
	Date: May 21, 2020	Time: 10:00 AM CDT

Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/OGE2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/OGE2020 and be sure to have the information that is printed in the box marked by the arrow è (located on the following page).

OGE ENERGY CORP. P.O. BOX 321 OKLAHOMA CITY, OK 73101-0321 ATTN: TODD TIDWELL

A list of OGE shareholders entitled to vote at the annual meeting of shareholders will be available to shareholders during the meeting by visiting www.virtualshareholdermeeting.com/OGE2020 (enter 16-digit control number located on this Notice) and clicking on "Registered Shareholder List" and at OGE's offices for ten days prior to the meeting (contact Corporate Secretary at (405) 553-3622).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
       Before The Meeting:
               Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è (located on the following page) available and follow the instructions.
       During The Meeting:
                  Go to www.virtualshareholdermeeting.com/OGE2020. Have the information that is printed in the box marked by the arrow è (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees:	The Board of Directors recommends you vote AGAINST the following proposal:
1a. - Frank A. Bozich	5. Shareholder Proposal Regarding Allowing Shareholders to Act by Written Consent.
1b. - James H. Brandi
1c. - Peter D. Clarke
1d. - Luke R. Corbett
1e. - David L. Hauser
1f. - Judy R. McReynolds	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
1g. - David E. Rainbolt
1h. - J. Michael Sanner
1i. - Sheila G. Talton
1j. - Sean Trauschke

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	è	0000 0000 0000 0000
2. Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2020.
3. Advisory Vote to Approve Named Executive Officer Compensation.
4. Amendment of the Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.